                             SECURITIES AND EXCHANGE COMMISSION
                                     450 Fifth Street, NW
                                     Washington, DC  20549

                        ------------------------------------------

                                          FORM 8-K
                                       CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

                                 For the Month of December, 1996

                                 PNC MORTGAGE SECURITIES CORP.
                              MORTGAGE PASS-THROUGH CERTIFICATES,
                                         SERIES 1994-1
                 (Exact name of the registrant as specified in charter)

                 Delaware                33-53016            36-7067987
               (State or other         (Commission          (IRS Employer
               jurisdiction of         File Number)         Identification
               Incorporation)                               Number)


                                   75 NORTH FAIRWAY DRIVE
                                   VERNON HILLS, IL  60061

                         (Address of principal executive offices)

                    Registrant's telephone number, including area code:

                                      (847) 549-6500

ITEM 5.

     See Exhibit A, the Distribution Report for the Month of December, 1996, attached hereto.

ITEM 7.

FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
EXHIBITS:


     EXHIBITS:

     A. PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 1994-1, Monthly Distribution Report for December 1996.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    January 10, 1997

                                              PNC MORTGAGE SECURITIES CORP.
                                              (Registrant)

                                              By:   /s/ (RICHIE MOORE)
                                                    ------------------
                                                    RICHIE MOORE
                                                    ASSISTANT VICE PRESIDENT

                                                                    EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/1996 DISTRIBUTION REPORT

PROCESSING MONTH:  11/1996

SERIES 1994-1  (1364)                         WEIGHTED AVERAGE PC RATE: 6.8240
----------------------------------------------------------------------------------------
ISSUE DATE:   01/28/1994
CERTIFICATE BALANCE AT ISSUE:  $230,592,119.02

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT       CERTIFICATE
                                                   NUMBER OF  ACTIVITY      BALANCE
                                                   MORTGAGES  (@ PC RATE)   OUTSTANDING
                                                   ---------  ------------  ---------------
BALANCES FROM LAST FISCAL MONTH-END:                     741                $196,948,007.32
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month              $214,408.65
   Unscheduled Principal Collection/Reversals                    $53,710.08
   Liquidations-in-full                                    1     $70,232.83
   Principal Balance Sales Adjustments                                $0.00
   Net Principal Distributed                                    $338,351.56    ($338,351.56)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                   0.00

BALANCE CURRENT FISCAL MONTH-END:                        740                 $196,609,655.76

SCHEDULED INTEREST AT MORTGAGE RATE:                          $1,174,207.24

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                        ($1.73)
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                        $0.00
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                              ($1.73)

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                                $54,167.83

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                     ($0.06)
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                          $0.00
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                          ($0.06)

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                        $1,458,389.30


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/1996 DISTRIBUTION REPORT

PROCESSING MONTH:  11/1996

SERIES 1994-1  (1364)                          WEIGHTED AVERAGE PC RATE: 6.8240
----------------------------------------------------------------------------------------
                                             MEMO ITEMS
                                             -----------

MEMO INCOME/EXPENSES TO SERVICERS            ISSUER P & I ADVANCES:
---------------------------------            -----------------------------------
Late Charges            $0.00                Beginning Advance Balance    $0.00
Prepayment Fees         $0.00                New Advances                 $0.00
Miscellaneous Fees      $0.00                Advances Recovered           $0.00
                                             Ending Advance Balances      $0.00


INSURANCE RESERVES*
-------------------

                                                                               COVERAGE
  INSURANCE TYPE ORIGINAL BALANCE CLAIMS IN PROGRESS CLAIMS PAID  ADJUSTMENTS  REMAINING
  -------------- ---------------- ------------------ -----------  -----------  -------------
  MPI                       $0.00              $0.00       $0.00        $0.00          $0.00

  SPECIAL HAZARD    $2,305,921.00              $0.00       $0.00  $211,964.82  $2,093,956.18

  BANKRUPTCY BOND
  SINGLE-UNITS         $50,000.00              $0.00       $0.00          $0.00   $50,000.00
  MULTI-UNITS               $0.00              $0.00       $0.00          $0.00        $0.00

  MORTGAGE
    REPURCHASE      $4,611,842.00              $0.00       $0.00 $2,517,885.82 $2,093,956.18


DELINQUENT INSTALLMENTS
-----------------------

              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
        10      $2,227,168.26     1         $231,779.76      0         $0.00

          IN FORECLOSURE                ACQUIRED
     -----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------
         1      $204,733.99        0        $0.00


*The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, and Class B-6 Certificates (collectively, the "Subordinate Certificates") provide credit support and special hazard, bankruptcy and fraud coverage, to the Class T-1, Class T-2, Class T-3, Class T-4, Class T-5, Class T-6, Class T-7, Class T-8, Class T-9, Class T-10, Class W, Class F-1, Class F-2, Class F-3, Class S-1, Class S-2, Class S-3 (collectively, the Senior Certificates), to the extent described in the prospectus supplement (the "Prospectus Supplement") pursuant to which the Class B-1, Class B-2, Class B-3 and Senior Certificates were offered. The Class Principal Balances of the Subordinated Certificates immediately after the principal and interest distribution on December 26, 1996, are as follows:


                  CLASS                CLASS PRINCIPAL BALANCE
                  B-1                   $5,011,346.69
                  B-2                   $3,897,376.51
                  B-3                   $2,783,839.95
                  B-4                   $1,113,535.61
                  B-5                     $222,707.15
                  B-6                     $890,828.67
                                       --------------
AGGREGATE CLASS B PRINCIPAL BALANCE:   $13,919,634.58


The amount of special hazard, bankruptcy and fraud coverage to be allocated exclusively to the Subordinated Certificates, as described in the Prospectus Supplement is $2,093,956.18, $50,000.00, and $2,093,956.18, respectively;
after the specified amounts are reached, such losses will be allocated among all outstanding classes of Subordinated Certificates and Senior Certificates pro rata, as described in the Prospectus Supplement.


                           PNC MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                            12/1996 DISTRIBUTION REPORT

PROCESSING MONTH: 11/1996

SERIES 1994-1 (1364)                             WEIGHTED AVERAGE PC RATE: 6.8240
-----------------------------------------------------------------------------------------

    BEGINNING                                          ENDING
PRINCIPAL BALANCE                                      PRINCIPAL BALANCE
-----------------                                      -----------------
  $196,948,007.32                                        $196,609,655.76


 PRINCIPAL           SCHEDULED         INTEREST        NET INTEREST         TOTAL
DISTRIBUTION       INTEREST DUE       ADJUSTMENT       DISTRIBUTION       DISTRIBUTION
------------       -------------      ----------       -------------      --------------
 $338,351.56        $1,120,039.41      ($1.67)          $1,120,037.74      $1,458,389.30



                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF NOVEMBER 30, 1996):

SERIES 1994-1
                          I                  II                III
                    TOTAL LOANS            TOTAL
                          IN               DELINQ.      LOANS DELINQUENT
                    MORTGAGE POOL          LOANS            1 MONTH
                  -------------------------------------------------------
DOLLAR AMOUNT      $196,609,655.76**   $2,663,682.01***     $2,227,168.26***

NUMBER             740                 12                   10

% OF POOL
(DOLLARS)          100.00%             1.35%                1.13%

% OF POOL
(NO. OF LOANS)     100.00%             1.62%                1.35%

                        IV                   V                VI

                 LOANS DELINQUENT    LOANS DELINQUENT      LOANS IN
                      2 MONTH             3 MONTH         FORECLOSURE
                  -------------------------------------------------------
DOLLAR AMOUNT      $231,779.76***      $0.00***             $204,733.99***

NUMBER             1                   0                    1

% OF POOL
(DOLLARS)          0.12%               0.00%                0.10%

% OF POOL
(NO. OF LOANS)     0.14%               0.00%                0.14%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT      $0.00***

NUMBER             0

% OF POOL
(DOLLARS)          0.00%

% OF POOL
(NO. OF LOANS)     0.00%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all December 1, 1996 scheduled payments and November 1, 1996 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of November 30, 1996.

Trading Factor, calculated as of December 26, 1996: .85262955. By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off
Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including December 1, and unscheduled prepayments in months prior to December) can be calculated.